NON-QUALIFIED STOCK OPTION AGREEMENT

           This Agreement is made as of this 10th day of December, 1996, by and between DAEDALUS ENTERPRISES, INC., a Delaware corporation (the "Company"), and CHARLES G. STANICH (the "Optionee").

           WHEREAS, the Optionee presently serves as an employee of the Company, and the Company desires to compensate further the Optionee for the services performed as an employee and to encourage the Optionee to remain as an employee of the Company; and as an inducement thereto the Company has determined to grant to the Optionee an option to acquire shares of voting stock in the Company;

           NOW, THEREFORE, it is agreed between the parties as follows:

           1. Grant of Option. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee the right and option to purchase from the Company up to 20,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at $2.25 per share (the "Exercise Price").

           2. Exercise of Option. During the period commencing on December 10, 1996 and ending on December 9, 1997 ("Option Period I"), the Optionee shall have the right to purchase, at the Exercise Price, up to 10,000 shares of Common Stock. During the period commencing on December 10, 1997 and ending on December 10, 2006 ("Option Period II"), the Optionee shall have the right to purchase, at the Exercise Price, up to 20,000 shares of Common Stock less any shares of Common Stock purchased during Option Period I pursuant to the terms of this Agreement. The Optionee shall exercise the option by delivering to the Company: (a) a written notice in the form of Exhibit A attached hereto signed by the Optionee and (b) payment of the total option price, which shall be the Exercise Price multiplied by the number of shares to be purchased (the "Total Option Price"), in the form of cash, certified check, bank draft, or money order in an amount equal to the Total Option Price of the shares then to be purchased pursuant to this Agreement. Within five (5) days after receipt of the foregoing, the Company shall issue the shares in the name of the Optionee and deliver the certificates therefor to the Optionee. If the Optionee fails to pay for all or any part of the number of shares specified in the written notice or fails to accept delivery of same upon tender of delivery thereof, the Optionee's right to exercise his option with respect to such undelivered shares may be terminated by the Company.

           Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver stock under this Agreement is subject to compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities, and applicable stock exchange and automated quotation system requirements as the Company deems necessary or advisable. The Company shall not be required to sell and deliver stock pursuant hereto unless and until it receives proof satisfactory to it that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934 or the rules and regulations of the Securities and Exchange Commission promulgated thereunder, or the rules and regulations of any stock exchange or automated quotation system on which the Company's securities are traded or quoted, or the provisions of any state law governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and state laws.

           3. Effect of Termination of Employment or Death. If, prior to the date that this option shall first become exercisable, the Optionee's employment with the Company and its subsidiaries shall be terminated, with or without cause, or by the act, death, permanent disability, or retirement of the Optionee, the Optionee's right to exercise this option shall terminate and all rights hereunder shall cease.

           If, on or after the date that this option shall first become exercisable, the Optionee's employment with the Company and its subsidiaries shall be terminated by reason of the Optionee's retirement at or after the normal retirement date, the Optionee shall have the right, within two years after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of employment, subject to any other limitation on the exercise of this option in effect at the date of exercise.

           If termination of employment is for any reason other than death, disability or retirement, the Optionee shall have the right, for one year after such termination of employment, to exercise this option to the extent that it shall have been exercisable and unexercised on the date of such termination of employment, subject to any other limitation on the exercise in effect at the date of exercise.

           If this option shall have become exercisable during the Optionee's term of employment and the Optionee shall die while in the employ of the Company or terminate his employment due to disability (within the meaning of Section 22(e) of the Internal Revenue Code of 1986), the Optionee or the executor or administrator of the estate of the Optionee (as the case may be) or the person or persons to whom the option shall have been transferred by will or the laws of descent and distribution, shall have the right, for one year after the date of the Optionee's death, or the date of his termination of employment due to disability, to exercise the option to the extent that it was exercisable and unexercised on the date of death or termination of employment (as the case may be), subject to any other limitation on the exercise in effect at the date of exercise.

           The transfer of Optionee from one corporation to another among the Company and any of its subsidiaries, or a leave of absence with the written consent of the Company, shall not be a termination of employment for purposes of this Agreement.

           4. Change of Control. Every other provision hereof notwithstanding, if a "change of control" of the Company occurs prior to the termination of Option Period II, then the Optionee shall have the right to purchase, at the Exercise Price and through one transaction to occur on a date fixed by the Company, up to 20,000 shares of Common Stock less any shares of Common Stock previously purchased pursuant to the terms of this Agreement.

           As used herein, a "change of control" shall mean (i) receipt by the Company of a Schedule 13(d) Report as filed with the Securities and Exchange Commission confirming that a person or group other than the Company or a wholly-owned subsidiary of the Company, owns beneficially more than 35% of the outstanding Common Stock, (ii) any purchase under a tender or exchange offer for the Common Stock other than by the Company or a wholly-owned subsidiary of the Company following which the offeror owns beneficially more than 35% of the outstanding Common Stock (iii) shareholder approval of any merger, consolidation or sale of all or substantially all of the Company's assets to or into any person or entity other than a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile, and/or (iv) a change in the identity of a majority of the members of the Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.

           Notwithstanding the foregoing, no portion of an option held by the Optionee shall be entitled to acceleration if the exercise or surrender thereof by the Optionee upon acceleration will result (taking into account all other payments made or to be made to the Optionee by the Company in the nature of compensation) in an "excess parachute payment" under Section 280G of the Internal Revenue Code. The Company's good faith determination as to the existence of an excess parachute payment shall be final and binding on the Optionee.

           5. Investment Representation. The Optionee represents that, unless a registration statement under the Securities Act of 1933 is in effect with respect to the shares of Common Stock acquired upon exercise of this option, all of such shares will be acquired solely for his own account, for investment purposes and not with a view to any further sale or distribution thereof. All certificates representing any option shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                       (a) "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH LAWS."

                       (b) Any legend required to be placed thereon under any applicable state or Federal securities law or any other agreement to which the Optionee and the Company may be a party.

           6. Non-Assignability. Neither this option nor any part hereof may be transferred by the Optionee other than by will or the laws of descent and distribution. The option may be exercised during the Optionee's lifetime only by the Optionee. Any transferee of this option shall take the option subject to the terms and conditions hereof. No such transfer of this option shall be effective to bind the Company unless the Company shall have been furnished with (i) written notice thereof and (ii) a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement. No assignment or transfer of this Agreement, or of the right represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Optionee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right whatsoever.

           7. Disputes. As a condition of the granting of the option granted hereby, the Optionee and the Optionee's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board of Directors of the Company in their sole discretion and judgment and that any such determination and any interpretation by the Board of Directors of the Company of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes.

           8. Adjustments. The number of shares of the Common Stock subject to the option granted hereby and the Exercise Price, shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or reclassification of Common Stock, and (in accordance with the provisions contained in the next following paragraph) in the event of a merger or consolidation in which the Company shall be the surviving corporation.

           After any merger of one or more corporations into the Company, or after any consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this option to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock as to which this option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation the Optionee had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which this option shall then be so exercised. Comparable rights shall accrue to the Optionee in the event of successive mergers or consolidations of the character described above. Any such adjustment shall eliminate any fractional share which might otherwise become subject to an option.

           The foregoing adjustments, and their application to particular circumstances, shall be determined by the Company in its sole discretion.

           9. Rights as Shareholder. The Optionee shall have no rights as a shareholder of the Company with respect to any of the shares of Common Stock covered by this Agreement until a stock certificate or stock certificates are issued upon the proper exercise of this option, in full or in part, and then the Optionee shall have shareholder rights only with respect to the shares represented by such certificate or certificates. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate or certificates are issued.

           10. Withholding Taxes. The Company shall have the right to require a payment from the Optionee to cover applicable withholding for income and employment taxes upon the exercise of all or a part of the option granted hereunder.

           11. Notices. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to the Company shall be delivered to the President personally or addressed to the President of the Company at its principal office at 300 Parkland Plaza, Ann Arbor, Michigan 48106. All notices by the Company to the Optionee shall be delivered to the Optionee personally or addressed to the Optionee at the Optionee's last residence address as then contained in the records of the Company or such other address as the Optionee may in writing designate. Either party may be written notice to the other party designate a different address to which notices shall be addressed. Any notice given by the Company to the Optionee at the Optionee's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

           12. "Optionee" to Include Certain Transferees. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically apply to any other person or persons to whom this Agreement, in accordance with the provision of
Section 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

           13. Effect on Employment. Neither the execution of this Agreement nor the granting of any option pursuant to it shall be deemed to create any right in the Optionee to be retained or continued in the employment of the Company or any of its subsidiaries.

           14. Governing Law. This Agreement has been made in Michigan and shall be construed in accordance with the laws of the State of Michigan.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                  DAEDALUS ENTERPRISES, INC.


                                  By: /s/ Thomas R. Ory
                                      -------------------------------
                                      Thomas R. Ory
                                  Its: President and Chief Executive
                                         Officer



                                      /s/ Charles G. Stanich
                                      ------------------------------
                                      OPTIONEE - Charles G. Stanich
















                                                EXHIBIT A

                            NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION



President
Daedalus Enterprises, Inc.
300 Parkland Plaza
Ann Arbor, Michigan  48106-1869


           An Option was granted to me on December 10, 1996 to purchase 20,000 shares of Daedalus Enterprises, Inc. Common Stock at a price of $2.25 per share (the "Option").

           I hereby elect to exercise the Option with respect to        shares.
A certified check (or cash, money order, or bank draft) in the amount of the exercise price is enclosed herewith.

           I authorize the Company to withhold from my compensation or agree to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment tax due to my exercise of this option.

           I hereby represent that the shares of Common Stock that I am purchasing upon this exercise of my option are being purchased for investment purposes and not with a view to resale. This representation shall not be binding upon me if the shares of Common Stock that I am purchasing are subject to an effective registration statement under the Securities Act of 1933.


                                        ----------------------------------
                                        Optionee - Charles G. Stanich


Dated: